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                                                                    EXHIBIT 4.1

COUNTERSIGNED AND REGISTERED.
            THE FIRST NATIONAL BANK OF BOSTON
                               TRANSFER AGENT AND REGISTRAR
BY

                                 AUTHORIZED OFFICER


                    [LOGO GENOME THERAPEUTICS CORPORATION]

FBU 0918

        INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS
           THIS CERTIFICATE IS TRANSFERABLE IN BOSTON, MASSACHUSETTS
                           AND IN NEW YORK, NEW YORK

COMMON STOCK                                                    COMMON STOCK
                                                              CUSIP 372430 10 8


     THIS
  CERTIFIES
     THAT


sole owner of

              FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                          PAR VALUE $.10 PER SHARE OF

                        GENOME THERAPEUTICS CORPORATION

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued under and subject to the laws of the Commonwealth of Massachusetts and to the Articles of Organization and By-Laws of the Corporation, all as in effect from time to time. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

    WITNESS the facsimile seal of the Corporation and facsimile signature of its duly authorized officers.

                   Dated:




VICE PRESIDENT, TREASURER, AND C.F.O.      CHAIRMAN AND CHIEF EXECUTIVE OFFICER
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NOTICE: The signature to this assignment must correspond with the name as written on the face of the Certificate, in every particular, without alteration or enlargement, or any page whatever.


ID:

PLEASE SIGN SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
____________________________________

____________________________________


_______________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
ASSIGNEE


_______________________________________________________________________________


_______________________________________________________________________________


_______________________________________________________________________________
shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint______________________________________


_______________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.


Dated. _____________________


                            ___________________________________________________


Signature(s) Guaranteed


________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM). PURSUANT TO B.E.C. RULE 17AD-15.